Exhibit 10.12

SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

By and Among

DUCK CREEK TECHNOLOGIES, INC.,

DISCO (GUERNSEY) HOLDINGS L.P. INC.,

ACCENTURE LLP,

ACCENTURE HOLDINGS B.V.,

CLASS E INVESTORS,

AND

THE PERSONS WHOSE NAMES APPEAR IN SCHEDULE A HERETO

Dated as of [●], 2020

EXHIBIT A — Joinder Agreement

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THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of [●], 2020, by and among, Duck Creek Technologies, Inc., a Delaware corporation (the “Company”), Disco (Guernsey) Holdings L.P. Inc., a Guernsey limited partnership (the “Apax Investor”), Accenture Holdings BV, a private limited liability company organized under the Laws of the Netherlands, and Accenture LLP, an Illinois limited partnership (collectively, the “Accenture Investors”), the investors identified on Schedule A hereto as the Class E Investors (collectively, the “Class E Investors”) and the individuals identified on Schedule A hereto as Management Holders (collectively, the “Management Holders” and together with the Apax Investor, the Accenture Investors and the Class E Investors, the “Contributing Investors”);

WHEREAS, Disco Topco Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (“Holdings”), the Apax Investor, the Accenture Investors, the Class E Investors and the Management Holders are party to that certain Amended and Restated Registration Rights Agreement, dated as of November 13, 2019 (as supplemented and amended to date, the “Existing RRA”);

WHEREAS, in connection with the initial public offering (the “Initial Public Offering”) of the Company’s common stock, par value $0.01 per share (“Common Shares”), the Company desires to consummate the transactions described in the Registration Statement on Form S-1 (Registration No. 333-240050), including assuming the obligations of Holdings hereunder; and

WHEREAS, the Company, Holdings, the Apax Investor, the Accenture Investors, the Class E Investors and the Management Holders desire to amend and restate the Existing RRA in its entirety and enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties mutually agree as follows:

ARTICLE I.

DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.01.    Definitions. The following terms, as used herein, have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Advice” has the meaning set forth in Section 2.05.

“Affiliate” when used with reference to another Person means any Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such other Person. For the avoidance of doubt, solely with respect to the KAR Investors, each of Virtus Variable Insurance Trust and Virtus Equity Trust are operated as series investment fund trusts, and any series investment funds of either Virtus Variable Insurance Trust or Virtus Equity Trust shall be deemed Affiliates of the KAR Investors for all purposes of this Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Accenture Demand Holder” means each of the Accenture Investors and their Permitted Transferees, each acting on behalf of the Holders of such Accenture Investors’ Entitled Common Shares, individually or jointly.

“Accenture Group” means the Accenture Investors and their Affiliates.

“Accenture Investors” has the meaning set forth in the preamble to this Agreement.

“AIG Investor” means AIG DECO Fund I, L.P.

“Apax Demand Holder” means the Apax Investor and its Permitted Transferees, each acting on behalf of the Holders of the Apax Investor’s Entitled Common Shares, individually or jointly.

“Apax Group” means the Apax Investor and its Affiliates (which shall include for these purposes any private equity, investment or similar fund advised by Apax Partners LP).

“Apax Investor” has the meaning set forth in the preamble to this Agreement.

“Blackout Period” has the meaning set forth in Section 2.10.

“Board of Directors” means the Board of Directors of the Company or a duly authorized committee thereof.

“Business Day” means any calendar day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to close.

“Chubb Investor” means Chubb Tempest Reinsurance Ltd.

“Class E Investors” has the meaning set forth in the preamble to this Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” has the meaning set forth in the recitals to this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Initiated Registration” means any registration of securities under the 1933 Act initiated by the Company for its own account.

“Contributing Investors” has the meaning set forth in the preamble to this Agreement.

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“Demand Holders” means, as applicable individually or collectively, if the context so requires, the Apax Investor and the Accenture Investors, each of which owns one or more Entitled Common Shares from time to time.

“Demand Registration” has the meaning set forth in Section 2.02(a).

“Dragoneer Demand Holder” means the Dragoneer Investor and its Permitted Transferees, each acting on behalf of the Holders of the Dragoneer Investor’s Entitled Common Shares, individually or jointly.

“Dragoneer Investor” means Drake DF Holdings, LP and its Affiliates.

“DH Representative” has the meaning set forth in Section 2.02(d).

“Effectiveness Period” has the meaning set forth in Section 2.02(a).

“Entitled Common Shares” means the outstanding Common Shares.

“Holder” means any holder from time to time of Common Shares that is either a party to this Agreement or has executed a Joinder Agreement to become a party hereto.

“Holdings” has the meaning set forth in the recitals to this Agreement.

“Incidental Demand Holder” has the meaning set forth in Section 2.02(a).

“Initial Public Offering” has the meaning set forth in the recitals to this Agreement.

“Insight Demand Holders” means the Insight Investors and Permitted Transferees of an Insight Investor, each acting on behalf of the Holders of the Insight Investors’ Entitled Common Shares, individually or jointly.

“Insight Investors” means, collectively, Insight Venture Partners X, L.P., a Cayman Islands exempted limited partnership, Insight Venture Partners (Cayman) X, L.P., a Cayman Islands exempted limited partnership, Insight Venture Partners (Delaware) X, L.P., a Delaware limited partnership, and Insight Venture Partners X (Co-Investors), L.P., a Cayman Islands exempted limited partnership.

“IPO Lock-up End Date” has the meaning set forth in Section 2.01(a).

“Joinder Agreement” means a joinder agreement, a form of which is attached as Exhibit A to this Agreement.

“KAR Investors” means the investors identified as “KAR Investors” on Schedule B hereto.

“Liberty Mutual Investor” means Liberty Mutual Investment Holdings LLC.

“Lock-up Period” means with respect to any Registration which involves an underwritten offering, the period beginning 10 days prior to the “pricing” of such offering and

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ending 90 days after the “pricing” of such offering (in the case of any offering other than the Initial Public Offering) (or such shorter or longer period as the managing underwriter for any underwritten offering may require, so long as such shorter or longer period applies equally to all Holders (other than small non-employee Holders in accordance with customary underwriting practices)).

“Major Investor” means any of the AIG Investor, the Chubb Investor, the Dragoneer Investor, the Insight Investors, the Neuberger Investors, the Temasek Investor, the KAR Investors and the Whale Rock Investors.

“Management Holders” has the meaning set forth in the preamble to this Agreement.

“Neuberger” means Neuberger Berman Investment Advisers LLC.

“Neuberger Demand Holders” means the Neuberger Investors and Permitted Transferees of a Neuberger Investor, each acting on behalf of the Holders of the Neuberger Investors’ Entitled Common Shares, individually or jointly.

“Neuberger Investors” means the investors identified as “Neuberger Investors” on Schedule B hereto.

“Permitted Transferee” means (i) with respect to the Apax Investor (or any other member of the Apax Group), any other member of the Apax Group (other than Affiliates of the Apax Investor who are limited partners or portfolio companies of such Person or its Affiliates), (ii) with respect to the Accenture Initial Investors (or any other member of the Accenture Group), any other member of the Accenture Group, (iii) with respect to a Management Holder, such Management Holder’s spouse, parents, children or siblings (whether natural, step or by adoption), grandchildren (whether natural, step or by adoption) or to a trust, partnership, corporation or limited liability company controlled by such individual and established solely for the benefit of such Persons and (iv) with respect to a Class E Investor, any Affiliates of such Class E Investor (other than a portfolio company of such Person).

“Person” means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an exempted company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“Piggyback Holder” has the meaning set forth in Section 2.01(a).

“Piggyback Shares” has the meaning set forth in Section 2.01(a).

“Piggyback Underwritten Offering” has the meaning set forth in Section 2.01(a).

“Registrable Shares” means (i) any and all Entitled Common Shares held by a Holder immediately following the closing of the Initial Public Offering and, with respect to the Apax Investor and Accenture Investors, any Entitled Common Shares held by such Holder following the Initial Public Offering and (ii) any other securities issued and issuable therefor or

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with respect to such Entitled Common Shares, whether by way of stock split, stock dividend, reclassification, subdivision or reorganization, recapitalization, distribution or similar event. As to any particular Registrable Shares, such securities shall cease to constitute Registrable Shares when (1) a registration statement with respect to the offering of such securities by the holder thereof shall have been declared effective under the 1933 Act and such securities shall have been disposed of by such holder pursuant to such registration statement, (2) such securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force) promulgated under the 1933 Act, (3) such securities shall have been otherwise transferred to a Person (other than a Permitted Transferee) and subsequent disposition of such securities shall not require registration or qualification under the 1933 Act or any similar state law then in force and, if such securities are in certificated form, newly issued certificates for such securities that do not bear a legend restricting further transfer shall have been delivered by the Company or its transfer agent, (4) such securities shall have ceased to be outstanding or (5) solely with respect to Registrable Shares owned by any Class E Investors, such securities may be resold pursuant to Rule 144 (or any similar provision then in force) without regard to volume limitations or manner of sale, whether or not any such sale has occurred.

“Registration” has the meaning set forth in Section 2.05.

“Request Notice” has the meaning set forth in Section 2.02(a).

“Revoking Holders” has the meaning set forth in Section 2.02(e).

“Share Purchase Agreement” has the meaning set forth in Section 2.03.

“Shelf Registration” means the Apax Shelf Registration and the Accenture Shelf Registration.

“Shelf Registration Statement” has the meaning set forth in Section 2.01(a).

“Temasek Investor” means Birchtree Fund Investments Private Limited and its Affiliates.

“Synthetic Secondary Transaction” has the meaning set forth in Section 2.03.

“Undesignated Registrable Shares” has the meaning set forth in Section 2.01(b).

“Whale Rock Investors” means the investors identified as “Whale Rock Investors” on Schedule B hereto.

ARTICLE II.

REGISTRATION RIGHTS

SECTION 2.01.    Company Registration.

(a)    Right to Piggyback on Offering of Common Shares. Subject to Section 2.01(b), Section 2.01(c) and Section 2.04, if at any time or from time to time following the

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date that is 180 days following the closing of the Initial Public Offering (the “IPO Lock-up End Date”), the Company proposes to publicly file (i) a prospectus supplement to an effective shelf registration statement for a delayed or continuous offering pursuant to Rule 415 under the 1933 Act (a “Shelf Registration Statement”), or (ii) a registration statement (other than (1) on Form S-4 or Form S-8 or any similar successor forms or another form used for a purpose similar to the intended use for such forms or (2) a Shelf Registration Statement), in either case, for the sale of Common Shares for its own account, or for the benefit of the holders of its Common Shares (other than pursuant to Section 2.02) in an underwritten or other registered public offering (collectively, a “Piggyback Underwritten Offering”), then as soon as reasonably practicable, but not less than 15 Business Days (or five Business Days in the case of a Piggyback Underwritten Offering that is structured as a “block” trade) prior to the later of the public filing of (x) any preliminary prospectus supplement relating to such Piggyback Underwritten Offering pursuant to Rule 424(b) under the 1933 Act, (y) any prospectus supplement relating to such Piggyback Underwritten Offering pursuant to Rule 424(b) under the 1933 Act (if no preliminary prospectus supplement is used), other than, in the case of clause (x) or (y), any preliminary prospectus supplement or prospectus supplement relating to a registration statement for which notice was previously given, or (z) such registration statement, as the case may be, the Company shall give written notice of such proposed Piggyback Underwritten Offering to the Holders and such notice shall offer such Holders the opportunity to include in such Piggyback Underwritten Offering such number of Entitled Common Shares as each such Holder may request (the “Piggyback Shares”). Each such Holder shall have 10 Business Days (or two Business Days in the case of a Piggyback Underwritten Offering that is structured as a “block” trade) after receiving such notice to request in writing to the Company inclusion of Piggybank Shares in such Piggyback Underwritten Offering. Upon receipt of any such request for inclusion from a Holder received within the specified time (each, a “Piggyback Holder”), the Company shall use reasonable best efforts to effect the registration in any registration statement described in this Section 2.01(a) of any Piggyback Shares requested to be included (or, in accordance with Section 2.03, such number of Common Shares to be sold by the Company in a Synthetic Secondary Transaction with respect to such Piggyback Shares), in all cases, in accordance with the terms set forth in this Agreement. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Prior to the launch of any Piggyback Underwritten Offering, any Holder shall have the right to withdraw its request for inclusion of its Piggyback Shares in any registration statement pursuant to this Section 2.01(a) by giving written notice to the Company, which withdrawal shall be irrevocable and, following such withdrawal, such Holder shall no longer have any right to include Piggyback Shares in the Piggyback Underwritten Offering as to which such withdrawal was made. No registration of Piggyback Shares effected under this Section 2.01 (including the registration of such number of Common Shares to be sold by the Company in a Synthetic Secondary Transaction with respect to such Piggyback Shares) shall relieve the Company of its obligations to effect any registration upon demand under Section 2.02.

(b)    Right to Piggyback on Shelf Registration. The Company shall give each Holder 15 Business Days’ notice prior to the public filing of a Shelf Registration Statement and, upon the written request of any Holder, received by the Company within ten (10) Business Days of such notice, the Company shall include in such Shelf Registration Statement a number of Common Shares equal to the aggregate number of Registrable Shares requested to be included (and to the extent permitted, without naming any requesting Holder as a selling stockholder and including only a generic description of the Holder of such securities) (the “Undesignated

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Registrable Shares”). The Company shall not be required to give notice to any Holder in connection with a filing pursuant to Section 2.01(a)(i) related to a Shelf Registration Statement filed pursuant to this Section 2.01(b) unless such Holder provided such notice to the Company pursuant to this Section 2.01(b) and requested that its Undesignated Registrable Shares be included in the Shelf Registration Statement related to such filing. The Holders agree that any Shelf Registration Statement filed pursuant to this Section 2.01 with respect to a Holder’s Undesignated Registrable Shares may also cover any other securities of the Company.

(c)    Delay or Abandonment of Registration or Offering. The Company shall have the right to delay, terminate or withdraw any registration or Piggyback Underwritten Offering prior to the effectiveness of such registration or the completion of such offering whether or not any Holder has elected to include Registrable Shares in such registration. In the case of the delay, termination or withdrawal referred to in the immediately preceding sentence, all expenses incurred in connection with such registration or Piggyback Underwritten Offering shall be borne entirely by the Company as set forth in Section 2.06.

SECTION 2.02.    Demand Registration Rights.

(a)    Apax and Accenture Right to Demand. In the case of an Apax Demand Holder and an Accenture Demand Holder, at any time and from time to time, the Apax Demand Holder or Accenture Demand Holder (as applicable, the “Demanding Holder”), as applicable, may make a written request, which request will specify the aggregate number of Registrable Shares to be registered and will also specify the intended methods of disposition thereof (a “Request Notice”) to the Company for registration with the Commission under and in accordance with the provisions of the 1933 Act of the offer and sale of all or part of the Registrable Shares then owned by such Demand Holder (a “Demand Registration”). A registration pursuant to this Section 2.02 will be on such appropriate form of the Commission as then available and reasonably acceptable to the Company and as shall permit, in accordance with Section 2.03, either (A) the intended method or methods of distribution specified by the Demanding Holder, including a distribution to, and resale by, the partners or Affiliates of the Demanding Holder or (B) the offer and sale of Common Shares to be sold by the Company pursuant to a Synthetic Secondary Transaction with respect to such Registrable Shares which the Company has been so requested to register by the Demanding Holder. Upon receipt by the Company of a Request Notice to effect a Demand Registration the Company shall within ten (10) Business Days after the receipt of the Request Notice, notify each other Demand Holder and each Contributing Investor of such request and such other Demand Holder and Contributing Investors shall have the option to include its Registrable Shares in such Demand Registration pursuant to this Section 2.02. Subject to Section 2.04, the Company will use reasonable best efforts to register (including in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any underwritings) all other Registrable Shares which the Company has been requested to register by such other Demand Holder and Contributing Investors (each, an “Incidental Demand Holder”) pursuant to Section 2.01 and this Section 2.02 by written request given to the Company by such Incidental Demand Holders within ten (10) Business Days after the giving of such written notice by the Company to such other Incidental Demand Holders (or to register such number of Common Shares to be sold by the Company pursuant to a Synthetic Secondary Transaction with respect to such Registrable Shares which the Company has been so requested to register by the Incidental Demand Holders). The Company shall not be obligated to maintain a registration statement

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pursuant to a Demand Registration (other than an Apax Shelf Registration or an Accenture Shelf Registration) effective for more than (x) one hundred eighty (180) days or (y) such shorter period when all of the Registrable Shares covered by such registration statement have been sold pursuant thereto (the “Effectiveness Period”). Notwithstanding the foregoing, the Company shall not be obligated to (i) register any Registrable Shares (including Common Shares in connection with a Synthetic Secondary Transaction) or file any registration statement related thereto pursuant to a Demand Registration prior to the IPO Lock-up End Date or (ii) effect more than one Demand Registration in any 90-day period following an Effectiveness Period or such longer period not to exceed one hundred eighty (180) days as requested by an underwriter pursuant to Section 2.09. Upon receipt of any such Request Notice, the Company will deliver any notices required by Section 2.01 and Section 2.02 and thereupon the Company will, subject to Sections 2.02(d) and 2.04, use reasonable best efforts to effect the prompt registration under the 1933 Act of (A)(i) the Registrable Shares which the Company has been so requested to register by Demand Holders as contained in the Request Notice and (ii) all other Registrable Shares which the Company has been requested to register by the Piggyback Holders and Incidental Demand Holders and Common Shares held by others, all to the extent required to permit the disposition of the Registrable Shares so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Shares or, (B) in the cases of the foregoing clauses (A)(i) and (A)(ii), such number of Common Shares to be sold by the Company pursuant to a Synthetic Secondary Transaction with respect to such Registrable Shares).

(b)    Unlimited Apax and Accenture Demands in Certain Circumstances.

(i)     Until such time as the Apax Group (A) beneficially owns less than 40% of the outstanding Common Shares and (B) beneficially owns fewer Common Shares than the Accenture Group (the “Apax Fall Away Date”), the Apax Demand Holder shall have unlimited rights to effect a Demand Registration and Piggyback Underwritten Offerings, at any time and from time to time as set forth in Section 2.02(a); provided that, at any time in which the Company is eligible to register Common Shares on Form S-3 (or any successor form), the Apax Demand Holder shall have the right to require the Company to file a Shelf Registration Statement (a “Apax Shelf Registration”) or a prospectus/supplement to a previously filed shelf registration statement.

(ii)    From such time, if any, as the Accenture Group (A) beneficially owns more than 40% of the outstanding Common Shares and (B) beneficially owns more Common Shares than the Apax Group (the “Accenture Springing Date”) until such time as the Accenture Group (x) beneficially owns less than 40% of the outstanding Common Shares or (y) beneficially owns fewer Common Shares than the Apax Group (the “Accenture Fall Away Date”), the Accenture Demand Holder shall have unlimited rights to effect a Demand Registration and Piggyback Underwritten Offerings, at any time and from time to time; provided that, at any time in which the Company is eligible to register Common Shares on Form S-3 (or any successor form), the Accenture Demand Holder shall have the right to require the Company to file a Shelf Registration Statement (an “Accenture Shelf Registration”) or a prospectus/supplement to a previously filed shelf registration statement.

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(c)    Limitations on Number of Demand Registrations.

(i)    Until an Accenture Springing Date and after an Accenture Fall Away Date, the Accenture Demand Holder shall be entitled to request an aggregate of two Demand Registrations pursuant to Section 2.02(a), provided that, at any time in which the Company is eligible to register Common Shares on Form S-3 (or any successor form), an Accenture Demand Holder shall have the right to require the Company to file a Shelf Registration Statement (a “Accenture Shelf Registration”) or a prospectus/supplement to a previously filed shelf registration statement.

(ii)    After an Apax Fall Away Date, the Apax Demand Holder shall be entitled to request an aggregate of two Demand Registrations pursuant to Section 2.02(a); provided that, at any time in which the Company is eligible to register Common Shares on Form S-3 (or any successor form), the Apax Demand Holder shall have the right to require the Company to file an Apax Shelf Registration or a prospectus/supplement to a previously filed shelf registration statement.

(iii)    For the avoidance of doubt, no Accenture Shelf Registration or Apax Shelf Registration shall count toward the aggregate limit of two Demand Registrations that may be made by, before an Accenture Springing Date and after and Accenture Fall Away Date, an Accenture Demand Holder or, after an Apax Fall Away Date, an Apax Demand Holder, as applicable, pursuant to Section 2.02(a).

(d)    DH Representative. In connection with a Demand Registration by more than one Demand Holder or by a Demand Holder and Incidental Demand Holders (other than the Class E Investors) in which the Apax Investor, the Accenture Investors, or any of their Permitted Transferees is participating in such Demand Registration, the Apax Investor and the Accenture Investors shall jointly act as their representative (the “DH Representative”) in connection with such Demand Registration and the Company shall only be obligated to communicate with such DH Representative and any participating Class E Investors in connection with such Demand Registration. Such Holders (other than the Class E Investors) shall give the DH Representative any and all necessary powers of attorneys needed for the DH Representative to act on their behalf.

(e)    Revocation. An Apax Demand Holder (in the case of a Demand Registration requested by an Apax Demand Holder) or a Accenture Demand Holder (in the case of a Demand Registration requested by an Accenture Demand Holder) may, upon two (2) Business Days’ notice to the Company prior to the effective date of the registration statement relating to such Demand Registration (or such period of time required by applicable law), revoke such request by providing a written notice thereof to the Company (the “Revoking Holders”) and the aborted registration shall not be deemed to be a Demand Registration for purposes of Section 2.02(b) or Section 2.02(c), as applicable, so long as the withdrawing Demand Holder shall have paid or reimbursed the Company for its pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the registration of such Demand

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Holder’s withdrawn Registrable Shares (based on the number of securities the Demand Holder sought to register, as compared to the total number of securities included on such registration statement). Neither the Company nor the Demand Holders shall have any obligation to keep any Holder informed as to the status or expected timing of the launch of any offering.

(f)    Effective Registration. A registration will not count as a Demand Registration if (i) such Registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to promptly have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Demand Holder’s satisfaction; (ii) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to any such demand are not satisfied; or (iii) such Demand Registration is fully withdrawn pursuant to the first proviso to Section 2.10.

(g)    Assignability of Demand Registration Rights. The rights offered a Demand Holder pursuant to this Section 2.02 are only assignable to a Permitted Transferee of such Demand Holder. Any such assignment permitted hereunder shall be effected hereunder only by giving written notice thereof from both the transferor and the transferee to the Company.

(h)    Selection of Underwriters. An Apax Demand Holder (in the case of a Demand Registration requested by an Apax Demand Holder) or an Accenture Demand Holder (in the case of a Demand Registration requested by an Accenture Demand Holder), shall, subject to the consent of the Company’s Board of Directors (such consent not to be unreasonably withheld, conditioned or delayed), select any managing underwriter(s), which shall be nationally recognized, in connection with such Demand Registration; provided that in the case of a Demand Registration requested by the Accenture Demand Holder in which the Apax Investor or any of its Affiliates participates as an Incidental Demand Holder, such managing underwriter shall be reasonably acceptable to the Apax Investor and in the case of a Demand Registration requested by the Apax Demand Holder in which the Accenture Investor or any of its Affiliates participates as an Incidental Demand Holder, such managing underwriter shall be reasonably acceptable to the Accenture Investor.

SECTION 2.03.    Synthetic Secondary Transactions. The Company shall fulfill its obligations to register any Registrable Shares hereunder (including pursuant to Sections 2.01 and 2.02), if so requested by the applicable Holder in writing, by selling Common Shares, the proceeds of which will be used to purchase a number of such Holder’s Registrable Shares at the closing of the offering at a price per share equal to the price per share of Common Shares received by the Company (net of all underwriting discounts and commissions) in such offering and to pay related offering expenses, other than any underwriting discounts and commissions with respect to such Common Shares (such sale, a “Synthetic Secondary Transaction”). If a Holder elects to conduct a Synthetic Secondary Transaction with respect to a Holder’s Registrable Shares, such Holder shall execute and deliver a purchase agreement in such form as is reasonably requested by the Company (a “Share Purchase Agreement”). Notwithstanding anything herein to the contrary, a Synthetic Secondary Transaction may be conducted in combination with sales directly by the Holder pursuant to its rights hereunder.

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SECTION 2.04.    Priority on Registrations. If the managing underwriter or underwriters of a Registration advise the Company in writing that in its or their opinion the number of Registrable Shares proposed to be sold in such Registration (including Common Shares in connection with a Synthetic Secondary Transaction) exceeds the number which can be sold, or adversely affects the price at which the Registrable Shares or Common Shares, as the case may be, are to be sold, in such offering, the Company will include in such Registration only the number of Registrable Shares (or related Common Shares to be sold in a Synthetic Secondary Transaction) which, in the opinion of such underwriter or underwriters, can be sold in such offering without such adverse effect. To the extent such Registration includes Registrable Shares (or related Common Shares to be sold in a Synthetic Secondary Transaction) of more than one Holder, the Registrable Shares (or related Common Shares to be sold in a Synthetic Secondary Transaction) so included in such Registration shall be apportioned as follows:

(a)    In the case of a Company Initiated Registration, allocations shall be made: first, to the Company; second, to the Piggyback Holders exercising their right to participate in a Piggyback Underwritten Offering with any cutbacks applied on a pro rata basis among the Holders based on the total number of Registrable Shares requested to be included by such Holders (including Common Shares in connection with a Synthetic Secondary Transaction) as compared to the total number of shares requested to be included by all such Holders in such Registration; and third, to all other holders exercising piggyback registration rights that have been granted by the Company, with any cutbacks applied on a pro rata basis among each other or as they may otherwise agree in writing.

(b)    In the case of a Demand Registration, allocations shall be made: first, to the Holders (including the Piggyback Holders), with any cutbacks applied pro rata among the Holders based on the total number of Registrable Shares requested to be included by such Holders as compared to the total number of shares requested to be included by all such Holders in such Registration; second, to all other holders exercising piggyback registration rights granted by the Company, with any cutbacks applied on a pro rata basis among such other holders or as they may otherwise agree in writing; and third, to the Company; provided, however, that if the Demanding Holder is an Accenture Demand Holder or an Apax Demand Holder, and such cutbacks cause the number of shares held by the Demanding Holder included in such Registration (including Common Shares in connection with a Synthetic Secondary Transaction) to be less than 50% of the total number of Registrable Shares requested to be included therein by such Demanding Holder, such request shall not count toward the aggregate limit of two Demand Registrations pursuant to Section 2.02(c), if applicable, that may be made by the Accenture Demand Holder or Apax Demand Holder, as applicable, pursuant to Section 2.02(a).

(c)    In the case of a registration initiated by any Person (other than the Company or a Demand Holder) exercising demand registration rights granted hereafter by the Company (if any), allocations shall be made: first, to the Holders, with any cutbacks applied pro rata among the Holders based on the total number of Registrable Shares requested to be included by such Holders as compared to the total number of shares requested to be included by all such Holders in such Registration; second, to such initiating Person and to any other holders exercising pari passu registration rights that have been granted by the Company allocated as such Persons have agreed among themselves; third, to the Company, with any cutbacks applied on a basis based on the total number of shares proposed to be included in such Registration by the Company; and fourth, to all other holders exercising piggyback registration rights granted by the Company, with any cutbacks applied on a pro rata basis among such other holders or as they may otherwise agree in writing.

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SECTION 2.05.    Registration Procedures. It shall be a condition precedent to the obligations of the Company and any underwriter or underwriters to take any action pursuant to this Article II that each Holder requesting inclusion in any Piggyback Underwritten Offering or Demand Registration (a “Registration”) shall furnish to the Company such information regarding such Holder, the Registrable Shares held by it, the intended method of disposition of such Registrable Shares, and such agreements regarding indemnification, disposition of such securities and other matters referred to in this Article II as the Company shall reasonably request and as shall be reasonably required in connection with the action to be taken by the Company; provided that (x) no Holder shall be required to make any representations or warranties to, or agreements with, the Company other than representations and warranties regarding such Holder and such Holder’s ownership of and title to the Registrable Shares to be sold in such offering and its intended method of distribution and (y) any liability of any such Holder under any underwriting agreement relating to such Registration shall be limited to liability arising from breach of its representations and warranties therein and shall be limited to an amount equal to the net amount received by such Holder from the sale of Registrable Shares pursuant to such Registration. With respect to any Registration which includes Registrable Shares held by a Holder, the Company shall, subject to Sections 2.01 through 2.04:

(a)    in accordance with the 1933 Act, as soon as reasonably practicable, prepare and file with the Commission within (x) thirty (30) days, in the case of a Form S-1, or (y) within fifteen (15) days, in the case of a Form S-3, of such request for registration by a Holder of Registrable Shares, a registration statement on the appropriate form prescribed by the Commission and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter; provided that the Company shall not be obligated to maintain such Registration effective for a period longer than the Effectiveness Period; provided, further, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holders covered by such registration statement and the underwriter or underwriters, if any, copies of or drafts of all such documents proposed to be filed, which documents will be subject to the reasonable review of such Holders and any underwriters named therein. Each Holder will have the opportunity to object to any information pertaining to such Holder that is contained therein and the Company will make the corrections reasonably requested by such Holder with respect to such information prior to filing any registration statement or amendment thereto or any prospectus or any supplement thereto; provided, however, that the Company will not include any information pertaining to the Holders in any registration statement or amendment thereto or any prospectus or any supplement thereto to which Holders of a majority of the Registrable Shares covered by such registration statement shall reasonably object;

(b)    in accordance with the 1933 Act, prepare and file with the Commission such amendments and post-effective amendments to such registration statement and any documents required to be incorporated by reference therein as may be necessary to keep the registration statement effective for a period of not less than the Effectiveness Period (but not prior to the expiration of the time period referred to in Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus

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supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all Registrable Shares (or Common Shares in connection with a Synthetic Secondary Transaction with respect to such Registrable Shares) covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

(c)    furnish to such Holder, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto, as such Holder may reasonably request, and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein as the Holder or underwriter or underwriters, if any, may request in order to facilitate the disposition of the securities being sold by such Holder (it being understood that the Company consents in writing to the use of the prospectus and any amendment or supplement thereto by the Holder covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the securities covered by the prospectus or any amendments or supplements thereto);

(d)    promptly notify such Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the investors of such securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Effectiveness Period of the registration statement may be extended by the number of days from and including the date such notice is given to the date such supplement or amendment to such prospectus has been delivered under this Section 2.05(d));

(e)    in the case of an underwritten offering, enter into and perform such customary agreements (including underwriting agreements in customary form) and make members of senior management of the Company available on a basis reasonably requested by the underwriters to participate in “road show”, analyst and investor presentations and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Shares (or Common Shares in connection with a Synthetic Secondary Transaction with respect to such Registrable Shares)) and cause to be delivered to the underwriters opinions of counsel to the Company (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwritten agreement), with respect to the registration statement, each supplement and amendment thereto, the prospectus included therein (including the preliminary prospectus) and such other documents related thereto in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may reasonably request and addressed to the underwriters;

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(f)    in the case of an underwritten offering, make available, for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents of the Company, and cause the Company’s officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent that are necessary to be reviewed by such person in connection with the preparation of such registration statement;

(g)    in the case of an underwritten offering, if requested, cause to be delivered, at the time of the pricing of an underwritten offering and at the time of delivery of any Registrable Shares (or Common Shares in connection with a Synthetic Secondary Transaction with respect to such Registrable Shares) sold pursuant thereto, “comfort” letters from the Company’s independent certified public accountants addressed to each underwriter, if any, in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

(h)    provide a transfer agent and registrar for all such Registrable Shares (or Common Shares in connection with a Synthetic Secondary Transaction with respect to such Registrable Shares) and provide a CUSIP number for all such Registrable Shares or Common Shares, in each case, not later than the effective date of the registration statement;

(i)    use reasonable best efforts to cause all securities included in such registration statement to be listed, by the date of the first sale of securities pursuant to such registration statement, on any national securities exchange, quotation system or other market on which the Common Shares are then listed or proposed to be listed by the Company;

(j)    make generally available to its security holders an earnings statement, which need not be audited, satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder as soon as reasonably practicable after the end of the twelve (12) month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period;

(k)    after the filing of a registration statement, (i) promptly notify each Holder covered by such registration statement of any stop order issued or, to the Company’s knowledge, threatened by the Commission and of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares (or Common Shares in connection with a Synthetic Secondary Transaction with respect to such Registrable Shares) for sale under the applicable securities or blue sky laws of any jurisdiction and (ii) take all reasonable actions to obtain the withdrawal of any order suspending the effectiveness of the registration statement or the qualification of any Registrable Shares (or Common Shares in connection with a Synthetic Secondary Transaction with respect to such Registrable Shares) at the earliest possible moment;

(l)    subject to the time limitations specified in paragraph (b) above, if requested by the managing underwriter or underwriters or such Holder, promptly incorporate in a

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prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the Holder reasonably requests to be included therein, including, without limitation, with respect to the number of shares being sold by the Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any term of the underwritten offering of the securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(m)    as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement covering such Holder, deliver a copy of such document to such Holder unless such document is available on the Commission’s EDGAR system (or any successor electronic filing system);

(n)    on or prior to the date on which the registration statement is declared effective, use reasonable best efforts to register or qualify, and cooperate with such Holder, the underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of, the securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as the Holder or managing underwriter or underwriters, if any, requests in writing, to use reasonable best efforts to keep each such Registration or qualification effective, including through new filings, or amendments or renewals, during the Effectiveness Period do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Shares (or Common Shares in connection with a Synthetic Secondary Transaction with respect to such Registrable Shares) covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject itself to taxation in any such jurisdiction or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(o)    cooperate with such Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, may request;

(p)    use reasonable best efforts to cooperate and assist in any filings required to be made with FINRA;

(q)    use reasonable best efforts to cause the securities covered by the registration statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Shares;

(r)    to the extent the Company is a well-known seasoned issuer (within the meaning of Rule 405 under the 1933 Act) (“WKSI”) at the time any Request Notice is submitted to the Company pursuant to Section 2.02 which requests that the Company file an

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automatic shelf registration statement (as defined in Rule 405 under the 1933 Act) (an “automatic shelf registration statement”) on a Shelf Registration Statement, the Company shall file an automatic shelf registration statement that covers those Registrable Shares which are requested to be registered. If the Company does not pay the filing fee covering Registrable Shares at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Shares are to be sold. If the Company files an automatic shelf registration statement covering any Registrable Shares, it shall use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the 1933 Act)) during the period during which such automatic shelf registration statement is required to remain effective. If an automatic shelf registration statement has been outstanding for at least three (3) years, at the end of the third year, refile a new automatic shelf registration statement covering the Registrable Shares, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile on Form S-3 (or any successor form) and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective; and

(s)    take such other actions and deliver such other documents and instruments as may be reasonably necessary to facilitate the registration and disposition of Registrable Shares (including Common Shares in connection with a Synthetic Secondary Transaction) as contemplated hereby.

The Holders, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (d) of this Section 2.05, will forthwith discontinue disposition of the securities until the Holders’ receipt of the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 2.05 or until it is advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, each Holder will, or will request the managing underwriter or underwriters, if any, to, deliver, to the Company (at the Company’s sole expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in subsections (a), (b) and (n) of this Section 2.05 shall be extended by the number of days during the period from and including any date of the giving of such notice to and including the date when each seller of securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 2.05 hereof or the Advice.

SECTION 2.06.    Registration Expenses.

(a)    In the case of any Registration, the Company shall bear all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all Commission and stock exchange or Financial Industry Regulatory Authority, Inc. (“FINRA”) registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Shares), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel

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for the Company and all independent certified public accountants and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions, or transfer taxes, if any, attributable to the sale of Registrable Shares by a Holder (including Common Shares to be sold by the Company in connection with a related Synthetic Secondary Transaction with respect to such Holder) or reasonable fees and expenses of more than two counsel representing all Holders selling Registrable Shares under such Registration as set forth in Section 2.06(b) below).

(b)    In connection with each Registration initiated hereunder (whether a Demand Registration, a Piggyback Underwritten Offering or a Shelf Registration), the Company shall reimburse the Holders covered by such Registration or sale for the reasonable, documented and out of pocket fees and disbursements of not more than two law firms (which shall represent all Holders in connection with such Registration or sale) chosen by (x) an Apax Demand Holder (in the case of a Demand Registration requested by an Apax Demand Holder; provided, that such law firm shall be reasonably acceptable to the Accenture Investor if the Accenture Investor or any of its Affiliates participates as an Incidental Demand Holder in such Registration) or an Accenture Demand Holder (in the case of a Demand Registration requested by an Accenture Demand Holder; provided, that such law firm shall be reasonably acceptable to the Apax Investor if the Apax Investor or any of its Affiliates participates as an Incidental Demand Holder in such Registration) or (y) in the case of a Piggyback Underwritten Offering (i) if none of the Apax Investor, the Accenture Investors or any of their respective Permitted Transferees are participating in such Registration, the holders of a majority of the number of Registrable Shares included in such Registration or (ii) otherwise, the Apax Investor and the Accenture Investors.

(c)    The obligation of the Company to bear the expenses described in Section 2.06(b) and to reimburse the Holders for the expenses described in Section 2.06(b) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended or revoked or is converted to another form of registration and irrespective of when any of the foregoing shall occur.

SECTION 2.07.    Indemnification.

(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its officers, directors, Affiliates and agents and each Person who controls (within the meaning of the 1933 Act or the 1934 Act) the Holder, including, without limitation any general partner or manager of any thereof, against all losses, claims, damages, liabilities and expenses (including reasonable counsel fees and disbursements) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, in which either (A) such Holder participates in an offering of Registrable Shares or (B) the Company sells Common Shares in connection with a related Synthetic Secondary Transaction with respect to such Holder’s Registrable Shares or, in each case, in any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, (ii) any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission

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or alleged omission to state therein a material fact required to be stated therein, or (iii) any violation by the Company of any federal, state, common or other law, rule or regulation applicable to the Company in connection with such registration, including the 1933 Act, any state securities or blue sky laws or any rule or regulation thereunder in connection with such registration, except insofar as the same are made in reliance on and in conformity with any information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein.

(b)    Indemnification by the Holders. In connection with any registration statement in which either (A) a Holder is participating or (B) the Company sells Common Shares in connection with a related Synthetic Secondary Transaction with respect to such Holder’s Registrable Shares, each such Holder will furnish to the Company in writing such information with respect to such Holder as the Company reasonably requests for use in connection with any registration statement or prospectus covering the Registrable Shares of such Holder (or Common Shares in the related Synthetic Secondary Transaction) and to the extent permitted by law agrees to indemnify and hold harmless the Company, its directors, officers and agents and each Person who controls (within the meaning of the 1933 Act or the 1934 Act) the Company and any other Holder, against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the registration statement or prospectus or preliminary prospectus (in the case of the prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance on and in conformity with the written information or signed affidavit with respect to such Holder so furnished in writing by such Holder expressly for use in the registration statement or prospectus; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Shares pursuant to such registration statement or Synthetic Secondary Transaction, as the case may be, in accordance with the terms of this Agreement. The Company and the Holders hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holders, the only information furnished or to be furnished to the Company for use in any registration statement or prospectus relating to the Registrable Shares (or Common Shares in the related Synthetic Secondary Transaction) or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (a) transactions or the relationship between such Holder and its Affiliates, on the one hand, and the Company, on the other hand, (b) the beneficial ownership of Registrable Shares by such Holder and its Affiliates, (c) the name and address of such Holder (d) any additional information about such Holder or the plan of distribution (other than for an underwritten offering) required by law or regulation to be disclosed in any such document and (e) with respect to any Synthetic Secondary Transaction, the material terms of such transaction and related Share Purchase Agreement.

(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability hereunder with

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respect to the action, except to the extent that such indemnifying party is materially prejudiced by the failure to give such notice; provided, however, that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party. No indemnifying party in the defense of any such claim or litigation, shall, except with the written consent of such indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such indemnified party. An indemnifying party shall not be liable under this Section 2.07 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels; provided, however, that such number of additional counsel must be reasonably acceptable to the indemnifying party.

(d)    Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) of this Section 2.07 is unavailable to an indemnified party as contemplated by the preceding paragraphs (a) and (b) of this Section 2.07, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. In no event shall the liability of any selling Holder be greater in amount than the amount of net proceeds received by such Holder upon such sale (including pursuant to a related Synthetic Secondary Transaction) or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided in paragraph (b) of this Section 2.07 had been available.

SECTION 2.08.    1934 Act Reports. The Company agrees that at all times after it has filed a registration statement pursuant to the requirements of the 1933 Act relating to any class of equity securities of the Company, it will use reasonable best efforts to file in a timely manner all reports required to be filed by it pursuant to the 1934 Act to the extent the Company is required to file such reports. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the 1934 Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the 1934 Act if it is then permitted to do so pursuant to the 1934 Act and rules and regulations thereunder.

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SECTION 2.09.    Holdback Agreements.

(a)    Whenever the Company proposes to register any of its equity securities under the 1933 Act for its own account (other than on Form S-4 or S-8 or any similar successor form or another form used for a purpose similar to the intended use of such forms) in an underwritten offering or is required to use reasonable best efforts to effect the registration of any Registrable Shares (or Common Shares in connection with a related Synthetic Secondary Transaction with respect to such Registrable Shares) under the 1933 Act pursuant to a request by or on behalf of a Demand Holder pursuant to Section 2.02 in connection with an underwritten offering, each Holder of Registrable Shares has agreed by acquisition of its Registrable Shares not to effect any sale or distribution, including any sale pursuant to Rule 144 under the 1933 Act, or to request registration under Section 2.02 of any Registrable Shares during the Lock-Up Period, except as part of such Registration if permitted, or unless in the case of a private sale or distribution, the transferee agrees in writing to be subject to this Section 2.09; provided that exceptions shall exist for small non-employee Holders in accordance with customary underwriting practices. If requested by such managing underwriter, each holder of Registrable Shares agrees to execute a holdback agreement in customary form, consistent with the terms of this Section 2.09(a) and, in any case, on terms no less favorable to the Holders than the holdback agreements executed by the Company’s directors and executive officers. No Holder’s obligations pursuant to a holdback agreement or this Section 2.09 (other than small non-employee Holders in accordance with customary underwriting practices) shall be released or waived unless comparable waivers or releases are granted to the other Holders. Notwithstanding anything to the contrary, the foregoing provisions of this Section 2.09, with respect to the Dragoneer Demand Holder, the Neuberger Demand Holders, the Insight Demand Holders and any Major Investor and only for so long as the Dragoneer Demand Holder, Neuberger Demand Holder, Insight Demand Holders or any Major Investor, as applicable, own a number of Registrable Shares equal to less than 5.0% of the total number of outstanding Common Shares of the Company, shall apply only whenever the Company proposes to register any of its equity securities under the 1933 Act for its own account (other than on Form S-4, S-8 or any similar successor form or another form used for a purpose similar to the intended use of such forms) in an underwritten offering and not when a Demand Holder has requested a registration pursuant to Section 2.02.

(b)    The Company agrees not to effect any sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within the Lock-up Period (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto), except that such restriction shall not prohibit after the effective date of the registration statement: (i) grants of employee stock options or other issuances of capital stock pursuant to the terms of a Company employee benefit plan approved by its Board of Directors, issuances by the Company of capital stock pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof or subject to any stock option plan, (ii) the Company from issuing shares of capital stock in private placements pursuant to Section 4(a)(2) of the 1933 Act or in connection with a strategic alliance, or (iii) the Company from publicly announcing its intention to issue, or actually issuing, shares of capital stock to shareholders of another entity as consideration for the Company’s acquisition of, or merger with, such entity. In addition, upon the request of the managing underwriter, the Company shall use its reasonable best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such Registration if permitted, and to cause each such holder to enter into a similar agreement to such effect with the Company.

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SECTION 2.10.    Blackout Periods. Any registration statement may be suspended or a filing delayed by the Company if the Company determines in good faith that the filing or maintenance of a registration statement would, if not so deferred, materially and adversely affect a then proposed or pending significant business transaction, financial project, acquisition, merger or corporate reorganization; provided that any Demand Holder may withdraw all or a portion of its Demand Registration without it counting as a Demand Registration; provided, further, that (i) the Company may not delay the filing or effectiveness of, or suspend, any registration statement in excess of 90 days in any calendar year (a “Blackout Period”), (ii) such registration statement shall remain effective subsequent to the cessation of such Blackout Period for a number of days equal to the Blackout Period and (iii) the Company may not file any registration statement during a Blackout Period.

SECTION 2.11.    Participation in Registrations. No Holder may participate in any Registration hereunder which is underwritten unless such Holder (a) agrees to sell its securities on the basis provided in (i) any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements or (ii) a Share Purchase Agreement relating to the purchase of the Holder’s Registrable Securities by the Company in a Synthetic Secondary Transaction, and (b) completes and executes all questionnaires, powers of attorney, agreements and other documents customarily required under the terms of such underwriting arrangements or Synthetic Secondary Transaction, as the case may be, and provides such written information concerning itself as may be reasonably required for registration, including for inclusion in any registration statement.

SECTION 2.12.    Other Registration Rights. The Company represents that, as of the date hereof, it has not granted to any Person the right to request or require the Company to register any equity securities issued by the Company, other than as set forth herein. The Company will not grant any Person any registration rights with respect to the capital stock of the Company that are prior in right or in conflict or inconsistent with the rights of the Holders as set forth in this Article II in any respect (it being understood that this shall not preclude the grant of additional demand and piggyback registration rights in and of themselves).

SECTION 2.13.    Rule 144.

(a) The Company shall file any reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as any Holder may reasonably request (including making available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the 1933 Act), to the extent required to enable such Holder to sell Registrable Shares without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Without limiting the foregoing, the Company shall furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with such requirements. Notwithstanding the foregoing, nothing in this Section 2.13 shall be deemed to require the Company to register any of its securities pursuant to the 1934 Act.

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(b)    The Company shall use reasonable best efforts to furnish forthwith, but in any event within three (3) Business Days following receipt of a supportable request, in the Company’s reasonable discretion after consultation with counsel, therefor from a Holder or prospective Holder (but only if such prospective Holder is a Permitted Transferee), to the Company’s transfer agent an opinion of counsel that unlegended stock certificates (or its equivalent) may be issued in respect of any Registrable Shares. Notwithstanding the foregoing, no opinion shall be required to be delivered before a sale unless such Registrable Shares are not subject to the volume, public information or holding period requirements of Rule 144.

SECTION 2.14.    Cooperation. Each Holder hereby agrees to take any and all reasonable actions required to be taken hereunder to ensure the performance by it of its obligations pursuant to this Agreement.

ARTICLE III.

MISCELLANEOUS

SECTION 3.01.    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) sent by facsimile to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if sent by facsimile before 5:00 p.m. New York time on a Business Day, and otherwise on the next Business Day, (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (d) transmitted, if sent by email transmission before 5:00 p.m. New York time on a Business Day (so long as the party to whom the notice was intended to be sent affirmatively confirms receipt (other than an automatically generated reply with respect to email delivery), and otherwise on the next Business Day. Such notices, demands and other communications shall be given to such party at its address, email or facsimile number set forth on the signature pages hereof or in the relevant Joinder Agreement or such other address or facsimile number as such party may hereafter specify in writing to the Secretary of the Company for the purpose by notice to the party sending such communication.

SECTION 3.02.    Binding Effect; Benefits; Entire Agreement. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. This Agreement, and the other agreements specifically referenced herein, constitute the entire agreement and understanding, and supersede all prior agreements and understandings, both oral and written, between the parties hereto relating to the subject matter hereof and thereof.

22

SECTION 3.03.    Waiver. Any party hereto may by written notice to the other parties (a) extend the time for the performance of any of the obligations or other actions of any other party under this Agreement; (b) waive compliance with any of the conditions or covenants of any other party contained in this Agreement; and (c) waive or modify performance of any of the obligations of any other party under this Agreement; provided, however, that, notwithstanding anything herein to the contrary, any such waiver shall be effective against all Permitted Transferees of a Contributing Investor if signed by such Contributing Investor, as applicable, on behalf of itself and such Permitted Transferees. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder. Any waiver by any party hereto of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall only be effective in writing by the party making such waiver.

SECTION 3.04.    Amendment. This Agreement may not be amended, restated or modified in any respect except by a written instrument executed by the Apax Investor, the Accenture Investors and the Company; provided that (1) this Agreement may be amended and restated or amended without consent of the Holders solely to allow for the addition of new Holders and the granting to such new Holders rights hereunder and any additional rights after the date hereof that does not adversely affect or is not inconsistent with the existing rights and priorities of the Holders (other than by virtue of adding a Person with additional similar rights and Common Shares); (2) no amendment, restatement or modification that adversely affects any Management Holder or group of Management Holders disproportionately to either the Accenture Investors or the Apax Investor shall be effective with respect to such Management Holder or group of Management Holders without the written consent of either (x) such Management Holder or (y) the Management Holders holding a majority of the Registrable Shares held by such group of Management Holders, it being understood and agreed that no consent to an amendment, restatement or modification need be obtained from any non-affected Management Holder; (3) no amendment, restatement or modification that adversely affects in any respect any rights specific to the Accenture Investors shall be effective without the written consent of the Accenture Investors; (4) no amendment, restatement or modification that adversely affects in any respect any rights specific to the Apax Investor shall be effective without the written consent of the Apax Investor; (5) no amendment, restatement or modification that adversely affects any Class E Investor or group of Class E Investors disproportionately to either the Accenture Investors or the Apax Investor shall be effective with respect to such Class E Investor or group of Class E Investors without the written consent of either (x) such Class E Investor, (y) the Class E Investors holding a majority of the Registrable Shares held by such group of Class E Investors, or (z)(i) Dragoneer, if Dragoneer is one of the Class E Investors affected, (ii) Neuberger if any Neuberger Investors are one of the Class E Investors affected, (iii) the Insight Investors, if any Insight Investors are one of the Class E Investors affected, (iv) the Temasek Investor, if the Temasek Investor is one of the Class E Investors affected, (v) the AIG Investor, if the AIG Investor is one of the Class E Investors affected, (vi) the Chubb Investor, if the Chubb Investor is one of the Class E Investors affected, (vii) the

23

Liberty Mutual Investor, if the Liberty Mutual Investor is one of the Class E Investors affected, (viii) the KAR Investors, if any KAR Investors are one of the Class E Investors affected and (ix) the Whale Rock Investors, if any Whale Rock Investors are one of the Class E Investors affected, it being understood and agreed that no consent to an amendment, restatement or modification need be obtained from any non-affected Class E Investor (including Dragoneer, Neuberger, the Insight Investors, the Temasek Investor, the AIG Investor, the Chubb Investor, the Liberty Mutual Investor, the KAR Investors and the Whale Rock Investors); and (6) this Agreement, and except as otherwise provided herein, any amendment, restatement or modification hereof, may be executed by the Company without the consent of any Holder pursuant to this Agreement.

SECTION 3.05.    Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Holder except (i) by a Holder to a Permitted Transferee who executes a Joinder Agreement to the extent provided in the Joinder Agreement or (ii) with the prior written consent of each other party.

SECTION 3.06.    Applicable Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party or its successors or assigns may be brought and determined by the Court of Chancery of the State of Delaware, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid court for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts). Each of the parties further agrees to accept service of process in any manner permitted by such court. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure lawfully to serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

SECTION 3.07.    Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court (this being in addition to any other remedy to which they are entitled at law or in equity),

24

and each party hereto agrees to waive in any action for such enforcement the defense that a remedy at law would be adequate. The Company shall reimburse such Holder for the reasonable costs of and expenses for counsel for such Holder incurred in connection with any such proceeding if such Holder is the prevailing party in any such proceeding.

SECTION 3.08.    Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of the Agreement will not be affected and will remain in full force and effect.

SECTION 3.09.    Additional Securities Subject to Agreement. Each Holder agrees that any other Common Shares of the Company which it hereafter acquires by means of a stock split, stock dividend, distribution, exercise of options or warrants or otherwise (other than pursuant to a public offering) whether by merger, consolidation or otherwise (including shares of a surviving corporation into which the Common Shares of the Company are exchanged in such transaction or following any IPO Conversion) will be subject to the provisions of this Agreement to the same extent as if held on the date hereof, including for purposes of constituting Registrable Shares hereunder.

SECTION 3.10.    Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

SECTION 3.11.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A facsimile, Portable Document Format (PDF) or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile, PDF or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, PDF or other reproduction hereof.

[Signature Pages Follow]

25

IN WITNESS WHEREOF, the Company and each Holder have executed this Agreement as of the day and year first above written.

DUCK CREEK TECHNOLOGIES, INC.

By:
Name:
Title:

Notices:

Duck Creek Technologies, Inc. 22 Boston Wharf Road, Floor 10 Boston, Massachusetts 02210

Attention:
Emails:

with a copy (which shall not constitute notice) to: Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, NY 10001

Attention:	Ann Beth Stebbins, Esq.
Michael J. Zeidel, Esq.

Email:	annbeth.stebbins@skadden.com
michael.zeidel@skadden.com

[Signature Page to Registration Rights Agreement]

DISCO (GUERNSEY) HOLDINGS L.P. INC.

By:
Name:
Title: Authorized Signatory

Notices:

c/o Apax Partners, L.P. 601 Lexington Ave 53rd Floor New York, New York 10022

Attention:	Jason Wright
Emails:	jason.wright@apax.com

with a copy (which shall not constitute notice) to: Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, NY 10001

Attention:	Ann Beth Stebbins, Esq.
Michael J. Zeidel, Esq.

Email:	annbeth.stebbins@skadden.com
michael.zeidel@skadden.com

[Signature Page to Registration Rights Agreement]

ACCENTURE LLP

By:
Name:
Title:

Accenture LLP 161 North Clark Street Chicago, IL 60601 USA
Attention:	Aaron Holmes
Siobhan McCleary
Email:	aaron.holmes@accenture.com
siobhan.mccleary@accenture.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 USA
Attention:	Sarkis Jebejian, P.C.
David B. Feirstein
Ravi Agarwal
Email:	sarkis.jebejian@kirkland.com
david.feirstein@kirkland.com
ravi.agarwal@kirkland.com

[Signature Page to Registration Rights Agreement]

ACCENTURE HOLDINGS BV

By:
Name:
Title:

Notices:

Accenture Holdings BV Gustav Mahlerplein 90, 1082MA Amsterdam, Netherlands

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 USA
Attention:	Sarkis Jebejian, P.C.
David B. Feirstein
Ravi Agarwal
Email:	sarkis.jebejian@kirkland.com
david.feirstein@kirkland.com
ravi.agarwal@kirkland.com

[Signature Page to Registration Rights Agreement]

DRAKE DF HOLDINGS, LP

By:
Name:
Title:

Notices:

Dragoneer Investment Group, LLC 1 Letterman Drive, Bldg D, M500 San Francisco, CA 94129 USA

with a copy (which shall not constitute notice) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 220 West 42nd Street, 17th Floor New York, NY 100036 USA
Attention:	[ ]

Email:	[ ]

[Signature Page to Registration Rights Agreement]

INSIGHT VENTURE PARTNERS X, L.P.
	By:	Insight Venture Associates X, L.P., its general partner
	By:	Insight Venture Associates X, Ltd., its general partner

By:
Name:
	Title:	Authorized Signatory

Notices:

c/o Insight Partners 1114 Avenue of the Americas 36th Floor New York, NY 10036 Attention: Blair Flicker, General Counsel Email: bflicker@insightpartners.com with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Attention: Matthew Guercio Email: mguercio@willkie.com

[Signature Page to Registration Rights Agreement]

INSIGHT VENTURE PARTNERS (CAYMAN) X, L.P.
	By:	Insight Venture Associates X, L.P., its general partner
	By:	Insight Venture Associates X, Ltd., its general partner

By:
Name:
	Title:	Authorized Signatory

Notices:

c/o Insight Partners 1114 Avenue of the Americas 36th Floor New York, NY 10036 Attention: Blair Flicker, General Counsel Email: bflicker@insightpartners.com with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Attention: Matthew Guercio Email: mguercio@willkie.com

[Signature Page to Registration Rights Agreement]

INSIGHT VENTURE PARTNERS (DELAWARE) X, L.P.
	By:	Insight Venture Associates X, L.P., its general partner
	By:	Insight Venture Associates X, Ltd., its general partner

By:
Name:
	Title:	Authorized Signatory

Notices:

c/o Insight Partners 1114 Avenue of the Americas 36th Floor New York, NY 10036 Attention: Blair Flicker, General Counsel Email: bflicker@insightpartners.com with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Attention: Matthew Guercio

Email: mguercio@willkie.com

[Signature Page to Registration Rights Agreement]

INSIGHT VENTURE PARTNERS X (CO-INVESTORS), L.P.
	By:	Insight Venture Associates X, L.P., its general partner
	By:	Insight Venture Associates X, Ltd., its general partner

By:
Name:
	Title:	Authorized Signatory

c/o Insight Partners 1114 Avenue of the Americas 36th Floor New York, NY 10036 Attention: Blair Flicker, General Counsel Email: bflicker@insightpartners.com with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Attention: Matthew Guercio Email: mguercio@willkie.com

[Signature Page to Registration Rights Agreement]

NEUBERGER BERMAN INVESTMENT ADVISERS LLC, as attorney in fact for and on behalf of the Initial Neuberger Investors

By:
Name:
Title: Authorized Signatory

Notices:

c/o Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY

Attention: Charles Kantor, Senior Portfolio Manager Copy to: General Counsel – Mutual Funds Copy to: Mutual Fund Administration – Treasurer, Mutual Funds

[Signature Page to Registration Rights Agreement]

BIRCHTREE FUND INVESTMENTS PRIVATE LIMITED

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

AIG DECO FUND I, LP

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

CHUBB TEMPEST REINSURANCE LTD.

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

LIBERTY MUTUAL INVESTMENT HOLDINGS LLC

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

VIRTUS KAR CAPITAL GROWTH SERIES, A SERIES OF VIRTUS VARIABLE INSURANCE TRUST

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

VIRTUS KAR CAPITAL GROWTH FUND, A SERIES OF VIRTUS EQUITY TRUST

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

VIRTUS TACTICAL ALLOCATION FUND, A SERIES OF VIRTUS EQUITY TRUST

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

VIRTUS STRATEGIC ALLOCATION SERIES, A SERIES OF VIRTUS VARIABLE INSURANCE TRUST

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

VIRTUS KAR SMALL-CAP GROWTH FUND, A SERIES OF VIRTUS EQUITY TRUST

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

VIRTUS KAR SMALL-CAP GROWTH SERIES, A SERIES OF VIRTUS VARIABLE INSURANCE TRUST

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

WHALE ROCK FLAGSHIP (AI) FUND LP

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

WHALE ROCK FLAGSHIP MASTER FUND, LP

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

WHALE ROCK LONG OPPORTUNITIES MASTER FUND, LP

By:
Name:
Title:

Notices:

Address:

Attention: Email:

with a copy (which shall not constitute notice) to:

[Signature Page to Registration Rights Agreement]

Michael Jackowski

Notices:

Michael Jackowski
Address:

Email:

[Signature Page to Registration Rights Agreement]

SCHEDULE A

Class E Investors

Dragoneer Investor

Neuberger Investors

Insight Investors

Temasek Investor

AIG Investor

Chubb Investor

Liberty Mutual Investor

KAR Investors

Whale Rock Investors

Management Holders

Michael Jackowski

SCHEDULE B

Neuberger Investors

1.	Neuberger Berman Alternative Funds, Neuberger Berman Long Short Fund
2.	Neuberger Berman Equity Funds, Neuberger Berman Focus Fund
3.	Neuberger Berman Equity Funds, Neuberger Berman Guardian Fund
4.	NB All Cap Alpha Master Fund Ltd.
5.	Sachem Investment LLC
6.	Jared Stadlin & Robyn Stadlin
7.	Heather & Andrew Zuckerman
8.	Andrew Komaroff
9.	Robert Arancio & Gina Arancio
10.	Jeffrey Hollender Rev Trust
11.	Kessler Living Trust
12.	Peter Braverman & Susan Rosenberg
13.	Atish Patankar & Deepti Bhadkamkar
14.	Neil Shah
15.	Keith Wagner & Tana Wagner
16.	Steve Collins
17.	Clarion Direct Investment LLC SeriesB
18.	James Harrison
19.	Andrew Heyer
20.	Heyer Investment Management
21.	Thomas Perakos Living Trust
22.	Lake Bend Holdings LLC
23.	Miraj Patel Revocable Living Trust
24.	Neu Brother Holdings LLC
25.	Joel Alsfine & Stacey Alsfine

KAR Investors

1.	Virtus KAR Capital Growth Series, a series of Virtus Variable Insurance Trust
2.	Virtus KAR Capital Growth Fund, a series of Virtus Equity Trust
3.	Virtus Tactical Allocation Fund, a series of Virtus Equity Trust
4.	Virtus Strategic Allocation Series, a series of Virtus Variable Insurance Trust
5.	Virtus KAR Small-Cap Growth Fund, a series of Virtus Equity Trust
6.	Virtus KAR Small-Cap Growth Series, a series of Virtus Variable Insurance Trust

Whale Rock Investors

1.	Whale Rock Flagship (AI) Fund LP
2.	Whale Rock Flagship Master Fund, LP
3.	Whale Rock Long Opportunities Master Fund, LP

EXHIBIT A

REGISTRATION RIGHTS

[FORM OF] JOINDER AGREEMENT

This JOINDER (“Joinder”) dated [________] is executed by [________] (the “Transferee”) and by [________] (the “Transferor”) pursuant to the terms of the Second Amended and Restated Registration Rights Agreement dated as of [●], 2020 (the “Registration Rights Agreement”), by and among, Duck Creek Technologies, Inc. (the “Company”), Disco (Guernsey) Holdings L.P. Inc. (the “Apax Investor”), Accenture LLP and Accenture Holdings B.V. (collectively, the “Accenture Investors”), the Class E Investors party thereto and the Management Holders party thereto. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Registration Rights Agreement.

1.

Acknowledgment. Transferee and Transferor each acknowledge that Transferee is acquiring Common Shares of the Company from Transferor, upon the terms and subject to the conditions of the Registration Rights Agreement.

2.	Assignment. Transferor hereby assigns its rights under the Registration Rights Agreement as follows:

☐

Transferor assigns all rights under the Registration Rights Agreement to Transferee. Transferor confirms that it is not a Demand Holder pursuant to Section 2.02 of the Registration Rights Agreement and Transferee confirms that it will not acquire the rights offered a Demand Holder pursuant to Section 2.02 of the Registration Rights Agreement (“Demand Holder Rights”).

☐

Transferor assigns all rights under the Registration Rights Agreement to Transferee, including all Demand Holder Rights of Transferor. Transferor and Transferee each confirm that Transferee is a Permitted Transferee and that Transferor and Transferee have each provided notice of this assignment to the Company pursuant to Section 2.02(g) of the Registration Rights Agreement.

3.	Agreement. Transferee agrees that it shall be fully bound by and subject to the terms of the Registration Rights Agreement and the terms of this Joinder.

4.	Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

[SIGNATURE PAGE FOLLOWS]

TRANSFEROR [________________________________]

By:
Title:

Address for Notices:

TRANSFEREE [________________________________]

By:
Title: